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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                                MAY 9, 2005
              Date of Report (Date of Earliest Event Reported)

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                           TELEWEST GLOBAL, INC.
           (Exact name of registrant as specified in its charter)

       DELAWARE                    000-50886                 59-3778247
   (State or other         (Commission File Number)       (I.R.S. Employer
   jurisdiction of                                       Identification No.)
   incorporation or
    organization)
                         160 GREAT PORTLAND STREET
                       LONDON W1W 5QA, UNITED KINGDOM
                  (Address of principal executive offices)

                              +44-20-7299-5000
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

1.   Stockholder approval of the Telewest Global, Inc. Long-Term Incentive
Plan.

On May 9, 2005, the stockholders of Telewest Global, Inc. (the "Company") approved the Company's Long-Term Incentive Plan (the "LTIP"). The definitive form of the LTIP had previously been approved and adopted, subject to stockholder approval, by the Company's Compensation Committee on April 1, 2005. Terms of the LTIP were disclosed in a filing made by the Company with the Securities and Exchange Commission on April 7, 2005.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date:  May 9, 2005

                                           TELEWEST GLOBAL, INC.

                                           By: /s/    Clive Burns
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                                               Name:  Clive Burns
                                               Title: Company Secretary